UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2012

Dear Fellow Shareholders,

March 31, 2012 marked the completion of the Davlin Philanthropic Fund’s (the “Fund”) fourth fiscal year.  During the last year we were successful in attracting more funds for our Donation Matching Program and we worked hard for a meager 1.03% return, beating the Russell 2000 loss of 0.18%, but significantly underperforming the S&P 500 return of 8.53%.

Charity Update:

April is here again, which means that it is time to send out our investor’s annual donation checks.  This year’s checks will go to twenty–two amazing charities, including:  Actor’s Fund of America, Alzheimer’s Association, ASPCA, Bay Cove Human Service, Belmont Hill School, Big Brothers Big Sisters of Massachusetts Bay, the Boston Harbor Island Alliance, Boston University, Earthwatch Institute, Feeding America, Hands Together for Haiti, Heifer Project International, Massachusetts Audubon Society, National Marine Life Center, Nature Conservancy, North Bennett Street School, Parmenter Community Health, Phillips Academy Andover, Public Theater of NY, Trinity College, University of Pittsburgh, and WNRN (a public radio station).  The donations ranged from $100.00 to $5,000.00 in size.  The exciting part for us is that delivering the checks allows us the opportunity to visit many of these great charities.  We get to see firsthand the incredible work that these charities do to improve our world.

As you all know, we created the Donation Matching Program at the end of 2010.  During the last year, we continued to strengthen the program by adding another Donation Matching Investor and significantly increasing the assets dedicated to the program.  We started our fiscal 2012 year with a month-end Donation Matching Premium of $8.10 and ended with premium of $11.26.  For the full fiscal year ending on March 31, 2012, the average, month-end Donation Premium was $9.06.  This means that for every $1.00 of donation created by our typical investor, there was an average additional $9.06 of donations made for matching purposes.  As you can see, our Donation Matching Program has become an important benefit to our investors.

Please keep in mind that this Matching Premium (“Premium”) will change both up and down over time, as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions.  We don’t expect the Premium to stay at the current elevated levels forever, but we continue to work hard to attract more Donation Matching Investors.  So if you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Month-End Donation Information

April 1, 2011 through March 31, 2012

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $9.06	0.00% $0.00	0.00% $0.00

Market Update:

The twelve month period ending March 31, 2012 started with a relatively flat market.  By late summer the market became focused on the fallout in Greece and Europe, and the assumption that it would lead the US into a double dip recession.  The markets bottomed at the end of September and posted an impressive rebound through March 31, 2012.  The Davlin Philanthropic Fund finished the year up a meager 1.03%, beating the Russell 2000 Index loss of 0.18%, but significantly underperforming the S&P 500 Index return of 8.53%.

While none of us are happy with a 1.03% return, we are excited by the opportunities that the market presented us over the last twelve months.  As we discussed in our September 30, 2011 Semi-Annual letter, the financial stocks led the “bear” market down on international fears.  This allowed us to buy some great firms at prices significantly below book values, such as Bank of NY Mellon, Wells Fargo, JP Morgan Chase, Travelers, Glacier Bancorp, Morgan Stanley and more.  As of the writing of this letter, we had nice gains in all of these stocks, with the exception of Morgan Stanley.  More importantly, we feel that these stocks are still priced at a significant discount to their long-term intrinsic value.  So while the fiscal year ending March 31, 2012 (“FY 2012”) did not provide us with great returns, we feel that it did allow us to position the portfolio to benefit in the future.

Perhaps the most interesting aspect of the year ending on March 31, 2012 was the degree to which the S&P 500 Index outperformed both our Fund and Russell 2000 Index.  There is a very specific reason and not one that normally comes to mind.  As you may know, the S&P 500 Index is a market-cap weighted index.  This means that Apple’s stock price is weighted roughly 130% larger than Microsoft’s stock price, because Apple has a market capitalization roughly 130% larger than Microsoft’s market capitalization.  What is strange with the S&P 500 Index in the last year is the size of Apple relative to the rest of the index and the affect that Apple’s stock price has had on the index.  Apple is the largest company in the S&P 500 Index and is roughly 35% larger than the second largest firm (Exxon), and 130% larger than the third largest company (IBM).  Microsoft is the fourth largest company in the index.  As you go down deeper into the index, the differential becomes even more exaggerated.  Apple is more than 17 times larger the 100th largest company in the S&P 500 Index.  As a result of its size, Apple is disproportionately weighted.

Size alone is usually not a problem, because the largest companies in the S&P 500 tend to be mature firms, like Exxon.  Due to their size, these firms usually don’t experience large swings in revenues, profits, and stock price without significant macro events.  But with Apple, it has been a completely different story.  The largest company in the world posted a stock price gain of 72.0% over the last year based in large part to its iPhone sales. Apple’s earnings are growing so fast that they are expected to represent roughly 20% of all the earnings growth of the S&P 500 Index in first quarter.  Needless to say that Apple has accounted for a meaningful part of the S&P 500 Index performance for the last year.  Other large technology companies like Intel (up 44.2%), Microsoft (up 30.52%), and IBM (up 29.5%) have helped drive the S&P 500 Index higher, but Apple’s performance has truly been remarkable.  Since our Fund was not invested in any of these firms, our performance was left behind.

The story is not over yet.  Apple is over a year behind in delivering a 4G phone.  Its current iPhone 4S is heavier, equipped with a smaller, lower quality screen and more expensive than its competitors.  To date, Apple’s powerful brand has allowed it to over-come these flaws, but for how much longer?  Will Apple’s next phone put them back in the lead?  We don’t know that answer, but one only needs to look at the past mobile phone leaders like Motorola, Nokia, and BlackBerry (Research In Motion) to know that consumers can change their tastes very quickly.  While Apple has played a disproportionate role in driving the S&P 500 Index up, if it fails to deliver it can do the same thing to the S&P 500 Index on the way down.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 9.18%, besting the 4.83% delivered by the Russell 2000 Index and the 3.23% delivered by the S&P 500 Index.

Performance Numbers for Last Year

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2011 Through March 31, 2012 Fund Compared to Index	1.03%	(0.18)% 1.21%	8.53% (7.51)%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2009 Through March 31, 2012 Fund Compared to Index	18.71%	26.90% (8.17)%	23.39% (4.68)%

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through March 31, 2012 Fund Compared to Index	9.18%	4.83% +4.35%	3.23% +5.95%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Portfolio Highlights:

We have written about the first three “Best Performers” in past letters.  Monster Beverage was written up in the March 2009 Annual Report when it was still called Hansen Natural Corp.  Wellcare Health Plans was written up in the September 2011 Semi-Annual Report and AerCap was documented in the March 2010 Annual Report.  The next on the list is Cognex Corporation (CGNX).  CGNX is the world leader in manufacturing vision systems, vision software, vision sensors and surface inspection systems used in manufacturing automation.  These are the inspection cameras that make sure there are no imperfections in newly created rolls of paper as they speed by at 30 miles per hour.  Or, it may be the cameras monitoring the beer assembly line to make sure every cap and label is put on correctly as they speed by at 10,000 bottles an hour.  The fact is that manufacturing has gotten so sophisticated and fast that humans can no longer adequately monitor for defects, so machines and software must do the job and CGNX is the world leader.  We started buying the stock in October 2008 market crash at $15.50 a share and kept buying it down to $11.22 a share.  The Founder, Dr. Bob Shillman, had retired 5 years earlier.  The new CEO had done an adequate job managing the growth through the boom years, but did not position the firm strategically for the long-term.  Dr. Bob Shillman fired the CEO and retook control.  They clearly defined their weaknesses and put in place strategies to address them.  Their execution has been excellent and the company has benefited from manufacturers world-wide striving to increase production efficiencies and quality.  The market fallout last October allowed us to buy more shares at a price of $25.76.  At the recent price of $39.11, we feel that there is still up-side in this story.

Our “Worst Performer” in the portfolio is Radioshack Corporation (RSH), which owns 4,500 stores nationwide.  We first bought it in the Fall of 2010 at $18.54, when the CEO was Julian Day.  Mr. Day was the ex-CEO of Kmart where he had a great record of fixing problems and selling the firm to Sears.  At the time, RSH was running return on assets over 8.8%.  Its cashflow was huge and they were paying down debt, buying stock and increasing their dividend.  While domestic store growth was questionable, it was growing its kiosk business in both Sam’s Club and Target.  International growth was also looking good and they had just begun selling T-Mobile services in addition to AT&T and Sprint.  They were also negotiating to sell Verizon Wireless in their stores.  While total growth rates were questionable, the valuation at the time made flat sales and flat profits a very acceptable return.  The fact that 85% of the company’s leases expired within three years also provided the flexibility of negotiating lower rental rates and/or closing unprofitable stores without a big charge.  So that was our expectation, but reality was totally different.  Julian Day unexpectedly retired and Sam’s Club cancelled the kiosk deal.  The build-up of the Target kiosk deal became more expensive than planned and the deal has never been profitable.  They got the Verizon contract, but lost T-Mobile.  Verizon sales have been good, but Apple iPhones account for a large portion of the sales.  Since iPhones are a much lower margin product than their competitors’ phones, gross margins have taken a hit.  Lastly, North America has entered a very strange period where the only significant consumer electronic device category with growing sales is mobile phones.  This has resulted in a drop in sales of all other Radioshack products and, since phone sales have lower gross margins, a drop in profitability.  We continued purchasing shares down to $11.48, and the current price is just over $5.00.  The question now becomes, “what parts of this story are temporary and what parts are permanent?”  We continue to analyze the situation to answer that question and look for opportune moments to minimize our losses.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider sharing our story with your friends and favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of March 31, 2012:

% Net Assets

1.   Ceradyne, Inc.

2.95%

2.   Toyota Motor Corp ADR

2.94%

3.   Goldman Sachs 2010 Preferred

2.45%

4.   Village Super Market Class A

2.37%

5.   Wellcare Health Plans

2.33%

6.   Aercap Holdings N.V.

2.28%

7.   Garmin LTD.

2.17%

8.   So. Cal Edison 5.24% Preferred

2.04%

9.   Glacier Bancorp Inc.

2.04%

10. Franklin Street Property Corp REIT

2.01%

 Total:

          23.58%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  Monster Beverage Corp.

          $114,930

2.  Wellcare Health Plans

            $92,366

3.  AerCap Holdings NV

$53,368

4.  Cognex Corporation

$49,989

5.  Garmin LTD

$41,455

Total:

          $352,108

Top 5 Worst Performers:

Realized and Unrealized Losses

1. Radioshack Corporation

$59,533

2  Gleacher & Company, Inc.

$45,105

3. RRsat Global Communications Network, Ltd.

$33,668

4. Global X Uranium ETF

$22,827

5. Skechers USA Inc. Class A

$19,345

Total:

           $180,478

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	3 Year	Since Inception	Value
Davlin Philanthropic Fund	1.03%	18.71%	9.18%	$13,970
Russell 2000 Index	(0.18)%	26.90%	4.83%	$11,970
S&P 500 Index	8.53%	23.39%	3.23%	$11,285

15,000
10,000
5,000
-
Dav lin Philanthropic Fund
Russell 2000 Index
S&P500 Index
6/11/2008 (Fun d Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund

Portfolio Analysis

March 31, 2012 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Cash & Cash Equivalents 11.64%
Technology 6.89%
Services 10.01%
Industrial Goods 9.06%
Healthcare 2.33%
Financial 33.83%
ETF 5.07%
Consumer Goods 8.69%
Basic Materials 12.48%

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2012

Shares		Fair Value

COMMON STOCKS - 73.89%

Aircraft Parts & Auxiliary Equipment - 1.63%
3,900	Spirit Aerosystems Holdings, Inc. Class A *	$ 95,394

Bottled & Canned Soft Drinks - 1.48%
1,400	Monster Beverage Corp. *	86,926

Communications Services, NEC - 0.94%
13,100	RRSat Global Communications Network Ltd. (Israel)	55,020

Cookies & Crackers - 0.72%
800	J&J Snack Foods Corp.	41,968

Crude Petroleum & Natural Gas - 1.17%
3,800	WPX Energy, Inc. *	68,438

Electric Lighting & Wiring Equipment - 0.24%
900	Chase Corp.	14,175

Fire, Marine & Casualty Insurance - 7.45%
1,600	ACE Ltd. (Switzerland)	117,120
125	Fairfax Financial Holdings Ltd. (Canada)	50,324
4,000	Montpelier RE Holdings Ltd. (Bermuda)	77,280
1,900	Safety Insurance Group, Inc.	79,116
1,900	Travelers Companies, Inc.	112,480
		436,320
Footwear - 1.06%
4,900	Skechers USA, Inc. Class A *	62,328

Hospital & Medical Service Plans - 2.33%
1,900	Wellcare Health Plans, Inc. *	136,572

Industrial Instruments for Measurement - 1.45%
2,000	Cognex Corp.	84,720

Investment Advice - 3.36%
800	Franklin Resources, Inc.	99,224
3,500	Legg Mason, Inc.	97,755
		196,979
Meat Packing Plants - 1.83%
55	Seaboard Corp. *	107,305

Metal Mining - 1.16%
1,780	Freeport-McMoran Copper & Gold, Inc.	67,711

Miscellaneous Manufacturing Industries - 4.52%
5,300	Ceradyne, Inc.	172,568
3,000	Hillenbrand, Inc.	68,850
1,100	Oil-Dri Corp.of America	23,419
		264,837
Motor Vehicles & Passenger Cars - 2.94%
1,980	Toyota Motor Corp. ADR (Japan)	171,904

National Commercial Banks - 2.89%
2,200	JPMorgan Chase & Co.	101,156
2,000	Wells Fargo & Co.	68,280
		169,436
Oil and Natural Gas - 7.29%
1,350	BP Plc ADR (United Kingdom)	60,750
1,100	Conoco Phillips	83,611
1,000	Marathon Oil Corp.	31,700
1,400	Marathon Petroleum Corp.	60,704
2,800	Noble Corp. (Switzerland)	104,916
3,300	Valero Energy Corp.	85,041
		426,722
Paper Mills - 0.66%
2,700	AbitibiBowater, Inc. *	38,556

Primary Production of Aluminum - 0.97%
1,200	Kaiser Aluminum Corp.	56,712

Private Equity Firm - 1.14%
5,100	MVC Capital, Inc.	66,963

Retail - Eating Places - 1.67%
4,600	Nathans Famous, Inc. *	97,520

Retail - Grocery Stores - 3.77%
900	Arden Group, Inc. Class A	81,801
4,400	Village Super Market, Inc. Class A	138,996
		220,797
Retail - Miscellaneous Shopping - 1.55%
5,600	Staples, Inc.	90,664

Retail - Radio, TV & Consumer Electronics - 0.74%
7,000	Radioshack Corp.	43,540

Rolling Drawing & Extruding of Nonferus Metals - 0.79%
2,000	RTI International Metals, Inc. *	46,120

Savings Institution, Federally Chartered - 2.18%
4,600	People's United Financial, Inc.	60,858
3,200	Territorial Bancorp, Inc.	66,592
		127,450
Search, Detection, Navigation, Guidance, Aeronautical Sys - 2.17%
2,700	Garmin Ltd. (Switzerland)	126,846

Security Brokers, Dealers & Flotation Companies - 4.59%
1,500	Gamco Investors, Inc. Class A	74,415
44,300	Gleacher & Company, Inc. *	60,248
9,100	JMP Group, Inc.	67,158
3,400	Morgan Stanley	66,776
		268,597
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.41%
800	NYSE Euronext	24,008

Semiconductors & Related Devices - 0.92%
1,600	Texas Instruments, Inc.	53,776

Services-Advertising Agencies - 0.44%
1,300	ValueClick, Inc. *	25,662

Services-Amusement & Recreation Services - 0.94%
21,600	Dover Downs Gaming & Entertainment, Inc.	54,864

Services-Equipment Rental & Leasing - 2.28%
12,000	AerCap Holdings N.V. (Netherlands) *	133,320

State Commercial Banks - 3.89%
4,500	Bank of NY Mellon Corp.	108,585
8,000	Glacier Bancorp, Inc.	119,520
		228,105
Telephone Communications (No Radio Telephone) - 0.98%
1,500	Verizon Communications, Inc.	57,345

Water Transportation - 1.34%
1,450	Tidewater, Inc.	78,329

TOTAL COMMON STOCKS (Cost $3,467,253) - 73.89%		$ 4,325,929

EXCHANGE TRADED FUNDS - 5.07%
700	ETFS Palladium Trust *	45,129
520	ETFS Platinum Trust *	84,094
6,400	Global X Uranium ETF *	60,160
1,600	IShares MSCI South Korea Index Fund	95,264
600	Proshares Ultrashort 20+ year Treasury *	12,270
		296,917

TOTAL EXCHANGE TRADED FUNDS (Cost $290,853) - 5.07%		$ 296,917

PREFERRED STOCK - 4.49%
1,200	Southern California Edison Co. PFD 5.349% **	119,640
6,600	The Goldman Sachs Group, Inc. 2010 PFD-C 4.00% **	143,352
		262,992

TOTAL PREFERRED STOCK (Cost $241,686) - 4.49%		$ 262,992

REAL ESTATE INVESTMENT TRUSTS - 4.93%
9,200	Chatham Lodging Trust	116,748
11,100	Franklin Street Properties Corp.	117,660
2,400	Pebblebrook Hotel Trust	54,192
		288,600

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $290,286) - 4.93%		$ 288,600

SHORT TERM INVESTMENTS - 11.65%
431,954	Fidelity Institutional Money Market Portfolio 0.25%**	431,954
250,000	Huntington Conservative Deposit Account 0.08%**	250,000
		681,954

TOTAL SHORT-TERM INVESTMENTS (Cost $681,954) - 11.65%		$ 681,954

TOTAL INVESTMENTS (Cost $4,972,032) - 100.03%		5,856,392

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03)%		(1,674)

NET ASSETS - 100.00%		$ 5,854,718

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2012.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2012

Assets:
Investments, at Fair Value (Cost $4,972,032)	$ 5,856,392
Receivables:
Dividends and Interest	5,752
Total Assets	5,862,144
Liabilities:
Accrued Management Fees (Note 4)	4,951
Accrued Charitable Contributions (Note 4)	2,475
Total Liabilities	7,426
Net Assets	$ 5,854,718

Net Assets Consist of:
Paid In Capital	$ 5,012,334
Accumulated Net Investment Loss	(40,199)
Accumulated Realized Loss on Investments	(1,777)
Unrealized Appreciation in Value of Investments	884,360
Net Assets, for 458,609 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 5,854,718

Net Asset Value and Offering Price Per Share ($5,854,718/458,609)	$ 12.77

Minimum Redemption Price ($12.77 x 0.99)*	$ 12.64

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the Year Ended March 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $889)	$ 79,897
Interest	210
Total Investment Income	80,107

Expenses:
Advisory Fees (Note 4)	43,913
Charitable Contributions (Note 4)	21,957
Tax Expense	914
Total Expenses	66,784

Net Investment Income	13,323

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	108,589
Net Change in Unrealized Appreciation on Investments	126,554
Net Realized and Unrealized Gain on Investments	235,143

Net Increase in Net Assets Resulting from Operations	$ 248,466

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	3/31/2012	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 13,323	$ 15,215
Net Realized Gain on Investments	108,589	107,605
Net Change in Unrealized Appreciation on Investments	126,554	346,315
Net Increase in Net Assets Resulting from Operations	248,466	469,135

Distributions to Shareholders From:
Net Investment Income	(65,578)	(33,309)
Realized Gains	(153,928)	(8,753)
Net Change in Net Assets from Distributions	(219,506)	(42,062)

Capital Share Transactions:
Proceeds from Sale of Shares	2,135,475	303,931
Shares Issued on Reinvestment of Dividends	219,209	42,062
Cost of Shares Redeemed	-	(50,064)
Net Increase in Net Assets from Shareholder Activity	2,354,684	295,929

Net Assets:
Net Increase/(Decrease) in Net Assets	2,383,644	723,002
Beginning of Period	3,471,074	2,748,072
End of Period (Including Accumulated Net Investment
Loss of $(40,199) and $(16,757), respectively)	$ 5,854,718	$ 3,471,074

Share Transactions:
Shares Sold	176,528	24,892
Shares Issued on Reinvestment of Dividends	19,078	3,335
Shares Redeemed	-	(4,237)
Net Increase in Shares	195,606	23,990
Outstanding at Beginning of Period	263,003	239,013
Outstanding at End of Period	458,609	263,003

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					For the Period *
	Year Ended		Year Ended	Year Ended	Ended
	3/31/2012		3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 13.20		$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.04		0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	0.04	±	1.81	3.39	(1.74)
Total from Investment Operations	0.08		1.87	3.49	(1.65)

Distributions from:
Net Investment Income	(0.15)		(0.14)	(0.27)	(0.07)
Capital Gains	(0.36)		(0.03)	-	-
Total Distributions	(0.51)		(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 12.77		$ 13.20	$ 11.50	$ 8.28

Total Return ***	1.03%		16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,855		$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.52%	†	1.50%	1.50%	1.50%	****
Ratio of Net Investment Income to Average Net Assets	0.30%		0.52%	1.01%	1.23%	****
Portfolio Turnover Rate	14.37%		20.60%	27.84%	33.20%

* Commencement of Investment Operations on June 11, 2008.

** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

† 0.02% is attributable to excise tax expense.

± Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2009 - 2011, or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  As of and during year ended March 31, 2012, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,325,929	$ -	-	$ 4,325,929
Exchange Traded Funds	296,917	-	-	296,917
Preferred Stock	262,992	-	-	262,992
Real Estate Investment Trusts	288,600	-	-	288,600
Short-Term Investments	681,954	-	-	681,954
Total	$ 5,856,392	$ -	-	$ 5,856,392

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the year ended March 31, 2012.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2012. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the year ended March 31, 2012. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2012, the Adviser was paid fees of $43,913, and was owed $4,951.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the year ended March 31, 2012, the Fund donated $21,957 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  Three of the other six trustees of the Foundation are also trustees of the Trust.  At March 31, 2012, the Fund owed $2,475 to the Foundation.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Note 5. Investment Transactions

For the year ended March 31, 2012, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $2,327,744 and $565,407, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at March 31, 2012, was $5,022,996.

At March 31, 2012, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$1,112,944	$(279,546)	$833,398

Note 6. Distributions to Shareholders

On December 28, 2011, the Fund declared an income distribution of $0.1520 per share, a short term capital gain distribution of $0.0295, and a long term capital gain distribution of $0.3272.  The distribution was paid on December 28, 2011 to shareholders of record on December 27, 2011.  The tax character of the $219,506 paid was $78,309 ordinary income and $141,197 realized gain.

On December 28, 2010, the Fund declared an income distribution of $0.1362 per share and a long term capital gain distribution of $0.0358.  The distribution was paid on December 28, 2010, to shareholders of record on December 27, 2010.  The tax character of the $42,062 paid was $33,309 ordinary income and $8,753 realized gains.

For the year ended March 31, 2012, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Paid In Capital	Increase/(Decrease) Accumulated Net Investment Loss	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)

(22,870)	25,788	(2,918)

As of March 31, 2012 the components of distributable earnings on a tax basis were as follows:

Undistributed Accumulated Ordinary Income	$ 8,988
Unrealized Appreciation - Net	833,396
Total	$ 842,384

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales and post-October losses.  The Fund elects to defer to its fiscal year ending March 31, 2013, $179 of capital losses recognized during the period from November 1, 2011 to March 31, 2012.

Note 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2012, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davlin Philanthropic Fund (the “Fund”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davlin Philanthropic Fund as of March 31, 2012, the results of  its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements as a whole.  The information presented preceding the schedule of investments and additional information listed after the notes to the financial statements is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 30, 2012

Davlin Philanthropic Fund
Expense Illustration
March 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of

(1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid

During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,

which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing defferent funds.

In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2011	March 31, 2012	October 1, 2011 to March 31, 2012

Actual	$1,000.00	$1,226.80	$8.46
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.40	$7.67

* Expenses are equal to the Fund's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2012 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlunFunds.org or by calling 1-877-Davlin-8.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 124 Watertown Street, Suite 3B Watertown, MA 02472 Age: 72	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; and Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Age: 71	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 2003 to 2009	1	Chairman, Director, Chair of Compensation Committee, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland MA 01778 Age: 61	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2012 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Age: 46	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 43	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 12,500

FY 2011

$ 12,000

(b)

Audit-Related Fees

Registrant

FY2012

$ 1,000

FY2001

$ 1,000

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2012

$ 2,500

FY 2011

$ 2,250

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 2,500

FY 2011

$ 2,250

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date June 1, 2012

*Print the name and title of each signing officer under his or her signature.